UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                      000-31149             95-4040623
-------------------------------          ---------            -----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)       Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                           90045-6445
            -------------------------------                   ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                    Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report






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Item 7.  Financial Statements and Exhibits


(c)  Exhibits

    Exhibit        Description
    -------     ---------------------------------------------------
      99.1     April 22, 2004 Earnings Release by California Pizza Kitchen, Inc.


Item 12.  Results of Operation and Financial Condition

On April 22, 2004, the Company issued a press release describing selected financial results of the Company for the quarter ended March 28, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 22, 2004                              California Pizza Kitchen, Inc.
                                            a California corporation

                                            By:      /s/ Richard L. Rosenfield
                                                     -------------------------
                                                     Co-Chief Executive Officer

                                            By:      /s/ Larry S. Flax
                                                     --------------------------
                                                     Co-Chief Executive Officer




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EXHIBIT INDEX

    Exhibit       Description
    -------   --------------------------------------------------

      99.1    April 22, 2004 Earnings Release by California Pizza Kitchen, Inc.